Exhibit 99.1


                        PINNACLE WEST CAPITAL CORPORATION

                   QUARTERLY CONSOLIDATED STATISTICAL SUMMARY
                    PERIODS ENDED SEPTEMBER 30, 2002 AND 2001

                                LIST OF CONTENTS

                           2002 THIRD-QUARTER SUMMARY

                                2002 YEAR-TO-DATE

                                 2001 BY QUARTER

                                 2000 BY QUARTER

                                 1999 BY QUARTER

       See the Glossary of Terms on this website for definitions of terms used in this summary.
                Quarters may not sum to totals due to rounding.